Exhibit 99.2

Blockbuster Announces Preliminary Results from Shareholder Voting

DALLAS- June 24, 2010 – Blockbuster Inc. (NYSE: BBI, BBI.B) today announced the preliminary shareholder voting results at the company annual shareholders meeting in Dallas.

Blockbuster shareholders overwhelmingly approved combining Class A common stock and Class B common stock into a single stock. Shareholders also approved the option for a reverse stock split as part of the company’s compliance plan with the New York Stock Exchange.

Additionally, named to the company’s board of directors by shareholder voting and company agreement were:

•	James W. Keyes;
•	Kathleen Dore;
•	Jay Fitzsimmons;
•	Gregory S. Meyer;
•	Gary J. Fernandes;
•	Edward Bleier;
•	Jules Haimovitz; and
•	Strauss Zelnick.

“It was clear in the proxy voting that Greg had strong support among several of our shareholders and the interests of Blockbuster are best served by bringing him aboard while retaining Gary Fernandes,” said Jim Keyes, chairman and chief executive officer of Blockbuster.

“I am pleased that this settlement will allow me to work in partnership with Blockbuster’s board to help the company achieve its full potential. I have a very strong interest in and commitment to the company. I look forward to working with Jim and the other directors,” said Greg Meyer.

In addition, shareholders ratified PricewaterhouseCoopers LLP to serve as independent accountants. Shareholders also affirmed the company’s executive compensation policies.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking. These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The risk factors set forth under “Item 1A. Risk Factors” in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk Factors” sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements. In the event that the risks disclosed in our public filings cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, the forward-looking statements included in this release and those included from time to time in our other public filings, press releases, our website and oral and written presentations by management are only made as of the respective dates thereof. Except as otherwise required by law, we undertake no obligation to update publicly any forward-looking statement in this release or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.

About Blockbuster Inc.

Blockbuster Inc. is a leading global provider of rental and retail movie and game entertainment. The company provides customers with convenient access to media entertainment anywhere, any way they want it—whether in-store, by-mail, through vending kiosks or digitally to their homes and mobile devices. With a highly recognized brand and a library of more than 125,000 movie and game titles, Blockbuster leverages its multichannel presence to serve nearly 47 million global customers annually. The company may be accessed worldwide at www.blockbuster.com.

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Contacts:

Media – Craig Bloom of Hill and Knowlton, + 1-212-885-0585,

Craig.Bloom@hillandknowlton.com, for Blockbuster Inc.

Investor Relations – Kellie Nugent, Director, Investor Relations of Blockbuster Inc.,

kellie.nugent@blockbuster.com